UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  Friday, 31 October 2014

SUNGAME CORPORATION
 (Exact of registrant as specified in its charter)

DELAWARE	333-158946	**-******
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

3091 West Tompkins Avenue, Las Vegas, NV	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 666-0051

___________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Matters Related to Accountants and Financial Statements; Changes in Registrant’s Certifying Accountant

Resignation of Current Independent Registered Public Accounting Firm

Cutler & Co., LLC (“Cutler”) resigned as our independent registered public accounting firm on October 31, 2014.

Cutler's reports on our financial statements for the year ended December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. However, on August 14, 2014, as discussed in our current report on Form 8-K filed with the Securities and Exchange Commission on August 15, 2014,  the Company’s Board of Directors and management, following notification from Cutler that it had identified certain information in the public arena that raised concerns related to recorded revenue and unearned revenue balances and the effective operation of controls and procedures relating to revenue recognition, concluded that previously issued financial statements and related disclosures in the Company’s annual report on form 10K for the period ended December 31, 2013, filed with the SEC on April 15, 2014, and the Company’s quarterly report filed on form 10-Q for the period ended March 31, 2014, filed with the SEC on May 23, 2014, should not be relied upon. Accordingly readers of the financial statements should no longer rely upon the Company’s previously released financial statements and related auditors’ reports for these periods or any earnings releases or other communications related to these periods.

On September 18, 2014, the Company filed its quarterly report filed on form 10-Q for the period ended June 30, 2014 with the SEC, without review by Cutler and against the advice of Cutler.

From the date of its appointment as the Company’s independent registered public accounting firm on January 13, 2014 through October 31, 2014, the date of Cutler's resignation, we had no disagreements with Cutler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Cutler's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report, other than in respect of the Company’s filing of its quarterly report filed on form 10-Q for the period ended June 30, 2014 with the SEC, without review by Cutler

In its letter to our Board of Directors dated October 31, 2014 in which it resigned as our independent registered public accounting firm, Cutler identified the following reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K, namely, that information had come to its attention that, if further investigated, may cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements.  Although the matter remains uninvestigated, the Company had agreed and compensated Cutler to audit the restated financial statements, and ultimately Cutler declined to perform the audit for the reason stated above.

We have provided Cutler with a copy of the disclosures made in this current report on Form 8-K (this “Report”) prior to the time this Report was filed with the Securities and Exchange Commission. We requested that Cutler furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with our statements made in this Report. A copy of Cutler’s letter dated November 6, 2014, is attached as Exhibit 16.1 hereto.

Engagement of New Independent Registered Public Accounting Firm

As of the date of this Report, the Company has not retained a new independent registered public accounting firm. We are in the process of selecting our new independent registered public accounting firm and will disclose the selection when made on a subsequent current report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS:

Exhibit No.	Description

16.1	Letter from Cutler & Co., LLC dated November 6, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     Friday, 7 November 2014

/s/    Neil Chandran
By:   Neil Chandran,
         CEO, CFO, PAO, and Director